EXHIBIT 99.2

AIRSHIP AI HOLDINGS, INC.

COMPENSATION COMMITTEE CHARTER

I. PURPOSE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Airship AI Holdings, Inc. (the “Company”) is to:

•	review and determine the compensation to be paid or awarded to the Company’s executive officers, leadership team members reporting to the Chief Executive Officer and non-employee directors;

•	oversee matters relating to the attraction, motivation, leadership development and retention of qualified individuals;

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when required, review and discuss with management the Company’s compensation disclosures in the “Compensation Discussion and Analysis” section of the Company’s annual reports, registration statements, proxy statements or information statements filed with the Securities and Exchange Commission (the “SEC”); and

•	when required, prepare and review the Committee report on executive compensation included in the Company’s annual proxy statement.

The term “compensation” includes salary, long-term incentives, bonuses, perquisites, equity incentives, severance arrangements, retirement benefits and other related benefits and benefit plans.

The policy of the Committee, in discharging these obligations, shall be to maintain an overall compensation structure designed to attract, retain and motivate management and other employees by providing appropriate levels of risk and reward in proportion to individual contribution and performance.

II. COMPOSITION

The Committee will consist of at least two members of the Board. Each member of the Committee will satisfy (i) the independence and other requirements imposed by applicable law and listing requirements of the Nasdaq Stock Market (the “Exchange”), (ii) the “non-employee director” requirements under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) any other qualifications determined by the Board.1

The members of the Committee, including the Chair of the Committee (the “Chair”), will be members of the Board appointed by, and will serve at the discretion of, the Board, taking into account the recommendation of the Nominating and Corporate Governance Committee of the Board. Vacancies occurring on the Committee will be filled by the Board. Resignation or removal of a Committee member from the Board for any reason will automatically constitute resignation or removal from the Committee.

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1 The requirement to have an independent compensation committee is subject to the Company not electing to rely on the exemption for “controlled companies” and the applicable transition periods permitted by the Exchange.

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III. AUTHORITY

The Committee may study or investigate any matter of interest or concern that the Committee deems appropriate and will have access to all Company books, records, facilities and personnel as deemed necessary or appropriate by any member of the Committee. The Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other advisor, but it may do so only after assessing the independence of such consultant in accordance with the requirements of the Exchange. The Committee will also evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K. The Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to a compensation consultant, legal counsel or any other adviser retained by the Committee. The Committee will have the authority to approve other terms and conditions of such engagement, including authority to terminate the engagement. The Company must also provide appropriate funding for the Committee to pay any ordinary administrative expenses it deems appropriate in carrying out its duties. The Committee will have authority to require that any of the Company’s personnel or outside advisors attend any meeting of the Committee or meet with any member of the Committee or any of its advisors. Any executive officer of the company should not attend the portion of any meeting of the Committee where his or her performance or compensation is discussed, unless specifically invited by the Committee. The Chief Executive Officer shall not be present during the voting or deliberation by the Compensation Committee of the Chief Executive Officer’s compensation. The Committee may also exclude from its meetings any other persons (other than a member of the Committee) it deems appropriate in order to carry out its responsibilities.

The Chair shall have the delegated authority to act on behalf of the Committee in connection with (1) approval of the retention or termination of compensation consultants and outside service providers and advisors (including negotiation and execution of their engagement letters) and (2) as may otherwise be determined by the Committee. The Committee may form subcommittees composed of one or more of its members for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate and in compliance with applicable law. Any action or decision of the Chair or a subcommittee will be presented to the full Committee at its next scheduled meeting. By approving this Charter, the Board delegates authority to the Committee with respect to these responsibilities.

IV. RESPONSIBILITIES

The Committee’s responsibilities are for oversight, as described in the first section, “Purpose”, above. The members of the Committee are not employees of the Company, and they do not perform management’s functions. The Committee relies on the expertise and knowledge of management in carrying out its oversight responsibilities. The Committee shall have the following responsibilities; provided, however, that this list of responsibilities is intended to be a guide and to remain flexible to account for changing circumstances and needs. Accordingly, the Committee may depart from or supplement such responsibilities, and establish policies and procedures, to the extent permitted by applicable law and Exchange listing requirements. The Board will retain the right to act on all such matters without limiting the Committee’s authority, subject to compliance with applicable law and Exchange listing requirements.

A. Overall Compensation Strategy

The Committee will review, oversee and approve (or make recommendations to the Board for approval of) the Company’s overall compensation strategy and policies, including:

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reviewing, evaluating, and approving employment agreements, severance agreements, change-of-control protections, corporate performance goals and objectives relating to the compensation, and other compensatory arrangements of the Company’s executive officers and leadership team members reporting to the Chief Executive Officer and adjusting compensation, as appropriate;

•	evaluating and approving the compensation plans and programs advisable for the Company and evaluating and approving the modification or termination of existing plans and programs;

•	establishing equity compensation policies to appropriately balance the perceived value of equity compensation and the dilutive and other costs of that compensation to the Company;

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reviewing compensation practices and trends to assess the adequacy and competitiveness of the Company’s executive compensation programs as compared to companies in the Company’s industry and exercise its judgment in determining the appropriate levels and types of compensation to be paid or awarded;

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reviewing and approving any compensation arrangement for any executive officer involving any subsidiary, special purpose or similar entity, with consideration of the potential for conflicts of interest in such arrangements and whether the arrangement has the potential to benefit the Company;

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monitoring the Company’s compliance with the requirements of the Sarbanes Oxley Act of 2002 relating to loans to officers and directors and with all other applicable laws affecting employee compensation and benefits;

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reviewing the Company’s practices and policies of employee compensation as they relate to risk management and risk-taking incentives, to determine if such compensation policies and practices are reasonably likely to have a material adverse effect on the Company; and

•	evaluating the efficacy of the Company’s compensation policy and strategy in achieving expected benefits to the Company and otherwise furthering the Committee’s policies.

B. Compensation of Chief Executive Officer

The Committee will review and approve (or make recommendations to the Board for approval of) the compensation and other terms of employment of the Company’s Chief Executive Officer and evaluate the Chief Executive Officer’s performance in achieving corporate performance goals and objectives. The evaluation will take into account the policies of the Committee and the criteria for evaluating the Chief Executive Officer’s performance including:

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•	fostering a corporate culture that promotes the highest level of innovation, integrity and the highest ethical standards;

•	developing and executing the Company’s long-term strategic plan and conducting the business of the Company in a manner appropriate to enhance long-term stockholder value;

•	achieving specified corporate goals and objectives; and

•	achieving other individual or corporate goals and objectives deemed relevant to the Chief Executive Officer as established by the Committee.

In determining any long-term incentive component of the Chief Executive Officer’s compensation, the Committee should seek to achieve an appropriate level of risk and reward, taking into consideration the Company’s long-term performance, need for a sustainable pipeline of products and relative stockholder return, the potential benefits and costs to the Company of the award, the value of similar incentive awards given to chief executive officers of comparable companies, the awards given to the Chief Executive Officer in past years and such other criteria as the Committee deems advisable. Based on its evaluation, the Committee shall recommend to the Board for determination and approval, the compensation and other terms of employment of the Chief Executive Officer. The Chief Executive Officer may not be present during the voting or deliberations regarding his or her compensation.

C. Compensation of Other Executive Officers and Leadership Team Members

The Committee will review and approve the compensation, individual and corporate performance goals and objectives and other terms of employment of the Company’s other executive officers and leadership team members reporting to the Chief Executive Officer and evaluate their individual performance, taking into account the recommendations and evaluation of the Chief Executive Officer to the extent the Committee deems appropriate.

D. Compensation of Directors

The Committee will review and make recommendations to the Board for approval of the type and amount of compensation for Board and committee service to be paid or awarded to non-employee directors in accordance with applicable legal and regulatory guidelines.

E. Risk Management

The Committee will review the Company’s practices and policies of employee compensation as they relate to risk management and risk-taking incentives, to determine if such compensation policies and practices are reasonably likely to have a material adverse effect on the Company, and take such determinations into account in discharging the Committee’s responsibilities.

F. Clawback Policy

The Committee will oversee the administration of the Company’s clawback policy, and review and approve or recommend to the Board for its approval any changes in the policy from time to time as appropriate.

G. Administration of Benefit Plans

The Committee will have full power and authority to adopt, amend, terminate, and administer the Company’s equity awards, pension, and profit sharing plans, bonus plans, benefit plans and other similar programs. The Committee will have full power and authority to administer these plans, establish guidelines, interpret plan documents, select participants, approve grants and awards, approve modifications to awards and exercise other power, as appropriate. The Board will retain the right to act on all such matters without limiting the Committee’s authority, subject to compliance with applicable laws and regulations.

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H. Compensation Discussion and Analysis; Committee Report

To the extent such disclosure is required or deemed appropriate by the Committee, the Committee will review and discuss with management any “Compensation Discussion and Analysis” and report of the Committee required to be included in any filing with the SEC.

I. Compensation Proposals

The Committee shall provide recommendations to the Board on compensation-related proposals to be considered at the Company’s annual meeting of stockholders, including the frequency of advisory votes on executive compensation if required by Section 14A of the Exchange Act and the rules and regulations promulgated thereunder. The Committee will review and consider the results of any advisory vote on executive compensation.

J. Conflict of Interest Disclosure

The Committee will review and discuss with management any conflicts of interest raised by the work of a compensation consultant or advisor hired by the Committee or management and how such conflict is being addressed, and prepare any necessary disclosure in the Company’s annual proxy statement in accordance with applicable law and Exchange listing requirements.

K. Compensation Consultant

If the Committee retains or obtains the advice of a compensation consultant, legal counsel or other advisor, the Committee will be directly responsible for the appointment, compensation and oversight of such compensation consultant, legal counsel or other advisor.

L. Committee Self-Assessment; Charter Review

The Committee will annually evaluate its performance. The Committee shall also review and assess the adequacy of this Charter annually and shall recommend any proposed changes to the Board for its consideration and approval.

M. Reporting to the Board

The Committee will report regularly to the Board, including: (i) following meetings and unanimous consents of the Committee; and (ii) with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities.

N. General Authority

The Committee shall perform such other functions and have such other powers as may be necessary or appropriate in the discharge of any of the foregoing.

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V. MEETINGS AND MINUTES

The Committee will meet whenever its members deem a meeting necessary or appropriate. The Committee will determine where and when to meet. The Chair will chair all regular sessions of the Committee and is responsible for setting the agendas for Committee meetings. In the absence of the Chair, the Committee shall select another member to preside. The same procedural rules concerning notice of meetings, actions by unanimous consent or telephonic meetings and meetings held by other means of remote communication, and other procedural matters, shall apply to Committee meetings as apply to meetings of the Board under the Company’s certificate of incorporation or bylaws. Unless otherwise determined by the Committee, each regularly scheduled meeting will conclude with an executive session that excludes members of management. From time to time, or when requested by the Board, the Chair will report to the Board.

The Committee will maintain written minutes of its meeting and regularly report to the Board on its actions and recommendations. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which there is a quorum shall be the act of the Committee. The Committee may act by unanimous written consent; when it does so, those actions will be filed in the minute book.

VI. PUBLICATION

The Company shall make this Charter freely available to stockholders on request and shall publish it on the Company’s website.

Approved by the Board of Directors: July 31, 2025

Effective: July 31, 2025

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